Exhibit 99.1

GENTEX SIGNS DEFINITIVE AGREEMENT TO ACQUIRE VOXX INTERNATIONAL

Zeeland, Michigan, December 18, 2025 – Gentex Corporation (NASDAQ: GNTX), a leading supplier of digital vision, connected car, dimmable glass and fire protection technologies, today announced that Gentex and VOXX International Corporation (NASDAQ: VOXX) have entered into a definitive agreement and plan of merger for Gentex to acquire VOXX in an all-cash transaction.

Under the terms of the agreement, Gentex will acquire all the issued and outstanding shares of VOXX common stock not already owned by Gentex for a purchase price of $7.50 per share.

The transaction is subject to approval of VOXX’s shareholders, certain regulatory approvals and other customary closing conditions, and is expected to close in the first quarter of 2025. The proposed transaction was approved by the Gentex Board of Directors and VOXX’s Board of Directors. VOXX’s Board of Directors acted on the unanimous recommendation of the Transaction Committee of the Board of Directors of VOXX, comprised entirely of directors unaffiliated with Gentex.

The acquisition of VOXX is a strategic addition to the Gentex portfolio of products. The majority of the revenue of VOXX is comprised of automotive OEM and aftermarket business, as well as the consumer electronics industry. Through the transaction, Gentex will gain full access to the EyeLock® iris biometric technology, which represents a unique, extremely accurate and highly secure method of authentication, which will provide further product applications into the Gentex automotive, aerospace and medical markets. The acquisition will also include the Premium Audio Company, which is known as the most innovative and complete premium audio solution provider in the consumer technology space and includes world renowned brands such as Klipsch®, Onkyo® and Integra®. Gentex believes its expertise in high volume manufacturing will help the Premium Audio team to continue its expansion in the consumer technology and connected home space, through newly launched Gentex products, such as Place™, and HomeLink Smart Home Solutions™. Additionally, the Gentex sales and business development teams will further equip the Premium Audio team with additional automaker exposure to build on the early success of several OEM launches of Klipsch® Reference Premiere audio systems.

The Company expects that its annual revenue will increase in the range of $350 million to $400 million per year as a result of the acquisition. The Company plans to immediately develop and execute strategic growth plans for the acquired business units, while the Company is reviewing each business unit for strategic fit. The Company further expects that during the 18 - 24 months following the close of the transaction, it will define and execute opportunities to improve profitability of the existing business units, which will include, but is not limited to; leveraging consolidated purchasing and supply chain activities, combining ERP systems, strategically in-sourcing certain manufacturing processes of the acquired business, and removing public company costs, redundancies and other inefficiencies. Based on initial estimates and expectations, the Company expects an approximate pro-forma annual EBITDA contribution of $40 to $50 million as the result of the acquisition once the profitability improvement measures have been executed. In addition to the aforementioned, the Company expects to have post-closing tax benefits of approximately $15 - $20 million pertaining to tax loss and tax credit carryforwards derived from the acquisition, related to periods through VOXX’s most recently completed fiscal year, that will offset future profits according to statutory guidelines over the next 5 - 6 years.

Exhibit 99.1
The Company believes the acquisition of VOXX will contribute to its long-term growth and profitability strategies and create shareholder value through increasing revenue in existing and new markets, potential growth stemming from acquired technologies, significant net asset values and trapped tax losses, as well as the combined brand value and reputation of the VOXX family of brands.

Advisors

Jones Day is serving as legal counsel and Acropolis Advisors are serving as financial advisor to the Company and its Board of Directors. Solomon Partners is serving as financial advisor to the Transaction Committee of the Board of Directors of VOXX, and Bryan Cave Leighton Paisner LLP is serving as its legal counsel. Stopol & Camelo, LLP acted as legal counsel to VOXX.

Safe Harbor for Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “guidance,” “hope,” “intend,” "likely", “may,” “opinion,” “optimistic,” “plan,” “poised,” “predict,” “project,” “should,” “strategy,” “target,” “will,” "work to," and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control and could cause the Company’s results to differ materially from those described. These risks and uncertainties and other factors include, but are not limited to, risks associated with this transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the transaction due to the failure to satisfy the conditions to completion of the transaction; including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Gentex common stock; the risk of litigation related to the proposed transaction; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; unanticipated changes to, or any inability to hire and retain key personnel at either company; reliance on information technology systems and risks related to cybersecurity incidents; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; changes in general industry or regional market conditions including the impact of inflation; changes in consumer and customer preferences for our products; our ability to be awarded new business; uncertainty in pricing negotiations with customers and suppliers; loss of business from increased competition; changes in strategic relationships; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules (including the impact of customer employee strikes); changes in product mix; raw material and other supply shortages; labor shortages, supply chain constraints and disruptions; higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; changes in regulatory conditions; changes in tax laws; import and export duty and tariff rates in or with the countries with which we conduct business; negative impact of any governmental investigations and associated litigation, including securities litigation relating to the conduct of our business; and force majeure events.

Exhibit 99.1
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.

The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the NASDAQ Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading “Risk Factors” in the Company’s latest Form 10-K and Form 10-Q filed with the SEC, which risks and uncertainties include supply chain constraints that have affected, are affecting, and will continue to affect, general economic and industry conditions, customers, suppliers, and the regulatory environment in which the Company operates.

Additional Information Regarding the Merger and Where to Find It

In connection with the proposed transaction, VOXX intends to file a preliminary proxy statement on Schedule 14A with the SEC. VOXX’S STOCKHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement will be mailed to stockholders of VOXX. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from VOXX at its investor relations website (https://investors.voxxintl.com/) or by contacting VOXX’S Investor Relations at (917) 887-8434.

Participants in the Solicitation

Gentex, VOXX, their respective directors and certain of their respective executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of VOXX stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of VOXX is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on June 10, 2024 and certain of its Current Reports on Form 8-K. To the extent holdings of VOXX’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Gentex is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 4, 2024 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13e-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

About Gentex

Founded in 1974, Gentex Corporation (NASDAQ: GNTX) is a supplier of automatic-dimming rearview mirrors and electronics to the automotive industry, dimmable aircraft windows for aviation markets, and fire protection products to the fire protection market. Check out some of the Company’s latest technology at www.gentex.com.

Exhibit 99.1
About VOXX

VOXX International Corporation (NASDAQ: VOXX) has grown into a worldwide leader in the Automotive Electronics and Consumer Electronics industries. Over the past several decades, VOXX has built market-leading positions in in-vehicle entertainment and automotive security, as well as in a number of premium audio market segments, and more. VOXX is a global company, with an extensive distribution network that includes power retailers, mass merchandisers, 12-volt specialists and many of the world's leading automotive manufacturers. For additional information, visit the Company's website at www.voxxintl.com.

Contact Information:
Gentex Investor & Media Contact
Josh O'Berski
616.931.3505
josh.oberski@gentex.com